UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4440 El Camino Real

Los Altos, California 94022

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (650) 947-5000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished herewith:

99.1	Text of Press Release, dated April 14, 2003, titled “Rambus Reports March Quarter Earnings”

ITEM 9.    Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12).

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 14, 2003, Rambus Inc. issued a press release regarding its financial results for its second fiscal quarter ended March 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rambus Inc. A Delaware Corporation

Date: April 14, 2003	By:	/s/ Robert K. Eulau
Robert K. Eulau Sr. Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated April 14, 2003, titled “Rambus Reports March Quarter Earnings”